Alternative Energy Fund

(Ticker Symbol: GAAEX)

A series of Guinness Atkinson Funds

Supplement dated December 28, 2018 to the Prospectus and Statement of Additional Information
dated May 1, 2018; and Summary Prospectus dated May 14, 2018.

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be retained and read in conjunction with the Prospectus and SAI.

Effective January 1, 2019 (the “Effective Date”), Jonathan Waghorn and Will Riley will serve as co-portfolio managers of the Alternative Energy Fund. In connection with these changes, the “Portfolio Managers” section on page 4 of the Prospectus and Summary Prospectus is replaced with the following:

Edward Guinness, Portfolio Manager, has been the lead portfolio manager of the Fund since April 2017 and was co-manager of the Fund from February 2007 through April 2013. Jonathan Waghorn, Portfolio Manager, and Will Riley, Portfolio Manager, have been co-portfolio managers of the Fund since January 2019. Messrs. Guinness, Waghorn and Riley are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

The paragraphs regarding Jonathan Waghorn and Will Riley under the section entitled “Management of the Funds” beginning on page 60 of the Prospectus are replaced with the following:

Jonathan Waghorn Alternative Energy Fund Global Energy Fund	Jonathan Waghorn is a co-manager of the Alternative Energy Fund (since January 2019) and Global Energy Fund (since September 2013). He joined Guinness AtkinsonTM in September 2013. Mr. Waghorn was employed as co-portfolio manager of the Investec Global Energy Fund (the “Investec Fund”) from 2008 to 2012, succeeding Tim Guinness who managed the Investec Fund from 1998 to 2008. Prior to Investec, he served as co-head of Goldman Sachs’ energy equity research team. Mr. Waghorn graduated from the University of Bristol with a Masters in Physics in 1995.
Will Riley Alternative Energy Fund Global Energy Fund	Will Riley is the co-manager of the Alternative Energy Fund (since January 2019) and Global Energy Fund (since May 2010). He joined Guinness AtkinsonTM as an analyst in May 2007. Mr. Riley worked for PricewaterhouseCoopers LLP from 2002 to 2007 having qualified as a Chartered Accountant in 2003. Mr. Riley graduated from Cambridge University with a Masters in Geography in 1999.

In addition, the following information is added to the cover page of the Prospectus:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gafunds/resource-insight-center/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directory with the Guinness Atkinson Funds, by calling 800-915-6565.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, such as a broker or bank, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly, you can call 800-915-6565 to request that you continue to receive paper copies of the Guinness Atkinson Funds’ shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Please file this Supplement with your records.